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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


                            _____________________



                       Date of Report (Date of earliest
                      event reported) November 18, 1996


                             Intermet Corporation
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Georgia                                                       58-1563873
--------------         ------------------------            -------------------
 (State of             (Commission File Number)                (IRS Employer
incorporation)                                              Identification No.)



       5445 Corporate Drive, Suite 200
       Troy, Michigan                                              48098
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  (Address of principal executive offices)                       (Zip Code)


                                 810-952-2500
                       -------------------------------
                       (Registrant's telephone number,
                             including area code)


                                     N/A
         ------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Items 1-4. Not Applicable.

Item 5.  Other Events.

         On November 18, 1996, Intermet Corporation, a Georgia corporation (the "Company"), I M Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (the "Purchaser") and Sudbury, Inc. ("Sudbury") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Purchaser commenced on November 22, 1996 a tender offer to purchase all of the outstanding shares of Common Stock of Sudbury (par value $0.01 per share) for $12.50 a share, net to the seller in cash. Pursuant to the Merger Agreement, the Purchaser will be merged with and into Sudbury which will remain a wholly- owned subsidiary of the Company and any remaining shares of Sudbury Common Stock, other than dissenting shares, will be converted into the right to receive $12.50 in cash.

         Reference is made to the press release of the Company regarding the Merger Agreement, filed as Exhibit 99 hereto and the Merger Agreement, filed as
Exhibit 4 hereto.

Item 6.   Not Applicable.





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Item 7.   Exhibits.

Exhibit No.                        Description
-----------                        -----------

   (4) Agreement and Plan of Merger among Intermet Corporation, I M Acquisition Corp. and Sudbury, Inc., dated as of November 18, 1996.

  (99)          Press release, dated November 18, 1996, issued by the Company.

Item 8.         Not Applicable.




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                                  SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             INTERMET CORPORATION


                                             By /s/ Doretha Christoph
                                                --------------------------------
                                                Name:  Doretha Christoph
                                                Title: Vice President - Finance




Date: November 25, 1996





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                                EXHIBIT INDEX



      Exhibit No.
       Under Reg.
     S-K, Item 601                      Description
     -------------                      -----------

         (4) Agreement and Plan of Merger among Intermet Corporation, I M Acquisition Corp. and Sudbury, Inc., dated as of November 18, 1996.

        (99) Press release, dated November 18, 1996, issued by the Company.







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